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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
AMERICA FIRST APARTMENT INVESTORS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MAY 21, 2003

        The Annual Meeting of Stockholders of America First Apartment Investors, Inc. (the "Company") will be held at Embassy Suites Hotel, 555 South 10th Street, Omaha, Nebraska on Wednesday, May 21, 2003, at 9:00 a.m. Central Daylight Time, for the following purposes:

          (1)  To elect two Class I directors.

          (2)  To ratify the appointment of KPMG LLP as independent auditor for the Company for the fiscal year ending December 31, 2003.

          (3)  To transact any other business that properly comes before the meeting or any adjournment thereof.

        All shareholders of record as of March 28, 2003 will be entitled to vote at the Annual Meeting. In order to facilitate voting at the meeting, and to help ensure the presence of a quorum, our Board of Directors is asking for your proxy to vote your shares at the Annual Meeting.

        Whether or not you expect to attend the Annual Meeting, we ask you to complete, sign and date the enclosed proxy and return it to us promptly using the enclosed envelope. If you decide to attend the meeting in person, you may withdraw your proxy at any time and vote in person.

        A Proxy Statement containing important information about the election of directors and the ratification of the appointment of our independent auditors is also enclosed. You should read the Proxy Statement carefully and completely.

By Order of the Board of Directors
Mark A. Hiatt, Secretary
Omaha, Nebraska April 7, 2003

IMPORTANT: BY PROMPTLY RETURNING YOUR PROXY, YOU WILL SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING.

1004 FARNAM STREET
SUITE 400
OMAHA, NEBRASKA 68102

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

of

COMMON STOCK

The Annual Meeting

        Our Board of Directors is asking for your proxy to use at our Annual Meeting of Stockholders which is scheduled to be held at 9:00 a.m. Central Daylight Time on May 21, 2003 at The Embassy Suites Hotel, 555 South 10th Street, Omaha, Nebraska. At the Annual Meeting we will be electing two Class I directors and ratifying the appointment of our independent auditors. Other business properly brought before the Annual Meeting may also be conducted, but we do not know of any additional business at this time. This proxy statement contains important information about the election of directors and the ratification of the appointment of our independent auditors. You should read it carefully and completely.

        All record holders of our common stock at the close of business on March 28, 2003 (the "Record Date") will be entitled to vote at the Annual Meeting. There were 5,073,905 shares of our common stock issued and outstanding on the Record Date. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors.

        Even if you plan to attend the Annual Meeting in person, we ask you to complete, sign and date the enclosed proxy and return it to us promptly using the enclosed envelope. This will help ensure that a quorum is present at the Annual Meeting and will save us the cost of additional proxy solicitations. Any share of our common stock that is represented by a properly executed and unrevoked proxy will be considered present at the meeting for purposes of establishing a quorum. This includes proxies in which votes are withheld, abstentions are cast or which represent broker nonvotes. If you decide to attend the meeting in person, you may withdraw your proxy at any time and vote in person. You can also withdraw your proxy at any time before the Annual Meeting by sending a written notice of termination to our corporate secretary or by filing a later-dated proxy with him.

        Our Board of Directors will vote your proxy at the Annual Meeting according to your instructions as long as it is properly executed and has not been revoked by you. If you simply sign and date the proxy, but do not provide any instructions as to how the proxy should be voted, your proxy will be voted "FOR" each of the nominees for the Board and "FOR" the ratification of KPMG LLP as our independent auditor. The directors believe that all outstanding shares owned by our executive officers and directors will be voted "FOR" each proposal. These shares represent approximately 3.3% of the total shares entitled to vote at the Annual Meeting.

        This Proxy Statement and the proxy cards are first being mailed to our stockholders on or about April 7, 2003.

Ownership of Our Common Stock
by Our Directors and Officers and
Principal Stockholders

        On the Record Date, our directors and executive officers beneficially owned the following shares of our common stock. Unless otherwise noted, each director and executive officer owned his or her shares directly and has sole voting and investment power over his or her shares. We do not believe that any stockholder owned more than 5% of shares outstanding as of the Record Date.

Name	Number of Shares Beneficially Owned		Percent of Class
Michael B. Yanney Director, Chairman of the Board	88,938	(1)	1.8
Lisa Y. Roskens Director, President and Chief Executive Officer	—		*
Mark A. Hiatt Vice President, Chief Financial Officer, Treasurer and Secretary	263		*
George V. Janzen Director	2,500	(2)	*
George H. Krauss Director	80,300		1.6
Gregor Medinger Director	2,500	(2)	*
John Miller Director	2,500	(2)	*
Steven W. Seline Director	2,500	(2)	*
All executive officers, directors and director nominees as a group (8 persons)	179,501		3.5

*
denotes less than 1%.

(1)
Includes 11,100 shares owned by Torrey Lake Charitable Remainder Trust, which has as its beneficiary an entity controlled by Mr. Yanney, 100 shares owned by America First Companies L.L.C. ("America First"), which is controlled by Mr. Yanney, 27,000 shares owned by America First Real Estate Investment Partners L.P., the general partner of which is owned by America First, and 50,738 shares owned by America First Apartment Advisory Corporation, a subsidiary of America First.

(2)
Consists of options to purchase 2,500 shares of common stock at an exercise price of $8.73 per share which may be exercised immediately. Also holds unvested options to purchase 7,500 shares at an exercise price of $8.73 per share.

ELECTION OF DIRECTORS

Board of Directors and Committees

        Our Board of Directors is composed of seven directors. Of the seven directors, Messrs. Medinger, Janzen, Miller and Seline are independent directors as that term is defined under current Nasdaq listing standards, SEC rules and regulations and the Sarbanes-Oxley Act of 2002.

        The Board of Directors is divided into three classes. The terms of office of the current Class I, Class II and Class III directors will expire in 2003, 2004 and 2005, respectively. Accordingly, the Class I directors will be elected at the Annual Meeting and will serve for terms of three years expiring in 2006. There are two directorships in Class I and the Nominating Committee of the Board of Directors has nominated Michael B. Yanney and Gregor Medinger to fill these directorships. Messrs. Yanney and Medinger are the current Class I directors. There are no arrangements or understandings between either Mr. Yanney or Mr. Medinger and any other person pursuant to which they were selected as nominees. Messrs. Yanney and Medinger have each expressed an intention to serve, if elected, and the Board of Directors does not know of any reason why either Mr. Yanney or Mr. Medinger might be unavailable to serve on the Board of Directors if elected. If either Mr. Yanney or Mr. Medinger is unable to serve as a Class I director, your proxy authorizes the Board of Directors to vote for the election of substitute nominees recommended by the Nominating Committee.

        The election of a director requires the affirmative vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Consequently, votes withheld and broker nonvotes with respect to the election of directors will have no effect on the election of directors.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MR. YANNEY AND MR. MEDINGER AS CLASS I DIRECTORS.

        The table below sets forth certain information regarding our directors. All members of, and nominees to, the Board of Directors have been engaged in the principal occupations described for at least five years, unless otherwise indicated.

Name	Age	Principal Occupation	Director Since	Term To Expire
		NOMINEES
Michael B. Yanney	69	Chairman of the Company and of America First Companies L.L.C.(1)	2002	2003
Gregor Medinger	59	President of HVB Capital Markets, Inc.(2)	2002	2003
		DIRECTORS CONTINUING IN OFFICE
Lisa Y. Roskens	36	President and Chief Executive Officer of the Company and of America First Companies L.L.C.(3)	2002	2005
George V. Janzen	74	Independent Investment Consultant	2002	2005
John Miller	69	Litigation Mediator and Arbitrator	2002	2005
George H. Krauss	61	Consultant to America First Companies L.L.C.(4)	2002	2004
Steven W. Seline	49	Vice-Chairman of Waitt Media, Inc.(5)	2002	2004

        Information regarding our other executive officers is found in our annual report on Form 10-K, a copy of which accompanies this Proxy Statement.

(1)
America First Companies L.L.C. is an affiliate of the Company. Mr. Yanney also serves as a director of Burlington Northern Santa Fe Corporation, Forest Oil Corporation, Level 3 Communications, Inc., Netrake Corporation, Magnum Resources, Inc., RCN Corporation and Inlight Solutions Inc.

(2)
Mr. Medinger is also a director of the Quantum Endowment Fund N.V. and Quantum Industrial Holdings, Ltd., foreign corporations whose shares are traded overseas.

(3)
Ms. Roskens has served as President of America First Companies L.L.C. since 2000 and as its Chief Executive Officer since 2001. America First Companies L.L.C. is an affiliate of the Company. From 1999 to 2000, Ms. Roskens was Managing Director of Twin Compass, LLC. From 1997 to 1999, Ms. Roskens was Director of Business Development and Director of Field Service Development with Inacom Corporation.

(4)
Mr. Krauss has been a consultant to America First Companies L.L.C. since 1997. America First Companies L.L.C. is an affiliate of the Company. Prior to 1997, Mr. Krauss practiced law with the firm of Kutak Rock LLP from 1972 and is currently "of counsel" to that firm. Mr. Krauss also serves as a director of MFA Mortgage Investments, Inc., Gateway 2000, Inc. and West Corporation.

(5)
Mr. Seline practiced law with the firm of Kutak Rock LLP from 1979 to 1998.

        Our Board of Directors conducts its business through meetings and actions taken by written consent in lieu of meetings. Other actions may be taken by committees established by the Board. During the year ended December 31, 2002, our Board of Directors held two meetings and acted by written consent in lieu of a meeting two times. All directors other than Mr. Miller attended at least 75% of the meetings of the Board of Directors and of the committees of the Board of Directors on which they served during 2002. Mr. Miller was unable to attend one Board meeting.

        Our Board of Directors has established and assigned certain responsibilities to an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee. In addition, our Board of Directors has delegated certain functions and authority to America First Apartment Advisory Corporation (the "Advisor") pursuant to the terms of an Advisory Agreement between us and the Advisor. The Advisor is subject to the supervision of our Board of Directors at all times and only has the functions and authority that we delegate to it. The Advisor is responsible for our day-to-day operations and performs services and activities relating to our assets and operations as are agreed upon by the Advisor and our Board of Directors. The Advisor also acts as our consultant with respect to investments and policy decisions and provides us with our executive and administrative personnel and services.

        Audit Committee.    The Audit Committee's primary duties and responsibilities include monitoring the integrity of our financial statements, monitoring the independence and performance of our internal and external auditors, and monitoring our compliance with applicable legal and regulatory requirements. The functions of the Audit Committee also include reviewing periodically with independent auditors the performance of the services for which they are engaged, including reviewing the scope of the annual audit and its results, reviewing with management and the auditors the adequacy of our internal accounting controls, reviewing with management and the auditors the financial results prior to the filing of quarterly and annual reports, and reviewing fees charged by our independent auditors. Our independent auditors report directly and are accountable solely to the Audit Committee. The Audit Committee has the sole authority to hire and fire the independent auditors and is responsible for the oversight of the performance of their duties, including ensuring the independence of the independent auditors. The Audit Committee also approves in advance the retention of, and all fees to be paid to, the independent auditors. The rendering of any auditing services and all non-auditing services by the independent auditors is subject to the approval in advance of the Audit Committee. The Audit Committee is composed of Messrs. Janzen, Miller and Seline. The Audit Committee held two meetings during fiscal 2002.

        Compensation Committee.    The duties of the Compensation Committee include determining the compensation of our executive officers and the administration of our 2002 Stock Option Plan (the "Stock Option Plan"). Our bylaws require that a majority of the members of the Compensation Committee be directors who are not our employees or those of America First and its affiliates. The Compensation Committee is made up of Messrs. Medinger, Miller and Janzen. The Compensation Committee did not meet during fiscal 2002.

        Nominating/Corporate Governance Committee.    The function of the Nominating/Corporate Governance Committee is to nominate persons to serve as directors of the Company and to establish, review and have general oversight over policies relating to corporate governance matters. The Committee does not consider nominees for directorships recommended by security holders. The members of the Nominating/Corporate Governance Committee are Messrs. Seline, Janzen and Medinger. The Nominating/Corporate Governance Committee did not meet during fiscal 2002.

Compensation of Directors

        Directors who are not officers of the Company or of the Advisor or its affiliates receive an annual directors' fee of $20,000, of which $10,000 is paid in cash and $10,000 is paid in the form of shares of our common stock. Both the cash and stock portions of the fee are paid on a quarterly basis. The number of shares of common stock issued is based on the fair market value at the date of issuance. Directors are also eligible to receive grants of stock options and dividend equivalency rights ("DERs") under our Stock Option Plan. A DER entitles its holder to receive a cash payment equal to the dividends paid on one share of our common stock. In addition, all members of our Board of Directors are reimbursed for travel and other expenses they incur in connection with attending any board or committee meetings. Each of our independent directors has been awarded options to acquire 10,000 shares of our common stock and DERs with respect to these options. One-quarter of these options vested immediately upon grant and the remainder vest annually over three years.

Compensation of Executive Officers

        We have two executive officers, Lisa Y. Roskens, our President and Chief Executive Officer, and Mark A. Hiatt, our Chief Financial Officer. We do not pay our executive officers any cash compensation for serving in these capacities. While our executive officers are paid a salary and bonus and receive certain employee benefits from America First Companies L.L.C. ("America First"), the parent of the Advisor, we do not reimburse either America First or the Advisor for the salary, bonus or other employee benefits of our executive officers. Accordingly, the Company does not directly or indirectly pay its executive officers any salary or bonus or provide them with any employee benefits or other forms of annual compensation. While we may grant stock options and DERs to our executive officers under our Stock Option Plan, no such awards were made in 2002. We do not have any long-term incentive plan as defined in the relevant rules of the SEC for our executive officers. Accordingly, we have not included a table showing annual and long-term compensation paid to our executive officers.

Options/SAR Grants in Last Fiscal Year

        We did not grant any options to acquire any securities to any of our executive officers during fiscal 2002.

Aggregated Option/SAR Exercises in Last
Fiscal Year and FY-End Option/SAR Values

        At December 31, 2002, none of our executive officers held any unexercised options to acquire our securities. None of our executive officers exercised any options during fiscal 2002.

Equity Compensation Plan Information

        The following equity compensation plan information summarizes plans and securities approved and not approved by security holders as of December 31, 2002:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(b) Weighted-average exercise price of outstanding options, warrants and rights		(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	—	(1)	—	(1)	750,000
Equity compensation plans not approved by security holders	—		—		—

Total	—		—		750,000

(1)
Stock options to purchase 40,000 shares of common stock at a purchase price of $8.73 per share were issued to our independent directors under our Stock Option Plan as described in "Compensation of Directors" on February 4, 2003.

Long-Term Incentive Plans and Other Matters

        We do not maintain a long-term incentive plan or pension plan (as defined in Item 402 of SEC Regulation S-K) for our officers and we did not reprice any stock options for any of our officers during 2002.

        Our Stock Option Plan authorizes us to grant Incentive Stock Options ("ISOs") as defined under Section 422 of the Internal Revenue Code, Non-Qualified Stock Options ("NQSOs") and Dividend Equivalent Rights ("DERs") to directors, officers and employees of the Company and the Advisor. Non-employee directors and certain other persons providing services to us are eligible to receive grants of NQSOs with DERs pursuant to the provisions of the Stock Option Plan. All eligible participants may be awarded options and DERs under the Stock Option Plan as determined by the Compensation Committee, except that awards to directors serving on the Compensation Committee must be approved by a majority of the directors who are not serving on the Compensation Committee.

        Holders of stock options have the right to acquire shares of our common stock at an exercise price set at the time the stock option is granted. The exercise price for any options granted to eligible persons under the Stock Option Plan may not be less than the fair market value of our common stock on the day of the grant. The options expire if not exercised ten years after the date granted. The holder of a DER is entitled to receive a cash payment equal to the dividend distribution paid on a share of our common stock that is subject to a stock option. DERs terminate upon the exercise of the stock option relating to such share of our common stock.

        Options to acquire a total of 40,000 shares of our common stock at a purchase price of $8.73 per share have been granted and remain outstanding under the Stock Option Plan. In addition, a total of 40,000 DERs are outstanding. No options or DERs were granted, expired or terminated during 2002 and no stock options were exercised during the year. The Stock Option Plan authorizes the granting of options to purchase an aggregate of up to 750,000 shares of the Company's common stock. As of March 28, 2003, options for 710,000 shares of common stock remained available for issuance under the Stock Option Plan.

Report of the Compensation Committee
On Executive Compensation

        Executive Officer Compensation.    The only compensation that the Company provides to its executive officers are awards of options to acquire shares of its common stock and DERs under the Stock Option Plan. A stock option allows its holder to acquire shares of the Company's common stock at a set price during a defined period of time. A DER entitles its holder to receive a cash payment equal to the dividends paid on one share of the Company's common stock. The Compensation Committee may make awards of stock options and DERs to the Company's executive officers in order to provide an incentive to maximize their efforts on behalf of the Company by providing them with a proprietary interest in the Company. Such awards also encourage executive officers to remain with the Company and assist the Company in its efforts to attract new executive officers as the need arises. The Compensation Committee has discretionary authority to award stock options and DERs to the Company's executive officers and to determine the terms of such awards.

        During 2002, no stock options or DERs were awarded to any executive officer under the Company's Stock Option Plan.

        Compensation of CEO.    During fiscal 2002, Lisa Y. Roskens, the chief executive officer of the Company, received no compensation from the Company in the form of cash compensation or grants of stock options and DERs under the Company's Stock Option Plan.

        Compliance With Section 162(m) of the Internal Revenue Code.    The current tax law imposes an annual, individual limit of $1 million on the deductibility of the Company's compensation payments to its executive officers. Specified compensation is excluded for this purpose, including performance-based compensation, provided that certain conditions are satisfied. The Compensation Committee has determined to preserve, to the maximum extent practicable, the deductibility of all compensation payments to the Company's executive officers.

                      Gregor Medinger
                      John Miller
                      George V. Janzen

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each of our directors and executive officers and any holder of 10 percent or more of our common stock to file reports with the SEC showing changes in their ownership of our common stock. Based solely on our review of copies of the Section 16(a) reports we have received and written representations from each person who did not file an annual report with the SEC on Form 5, we believe that all Section 16(a) reports with respect to 2002 were filed on time.

Compensation Committee Interlocks
and Insider Participation

        There are no compensation committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Securities Exchange Act of 1934.

Certain Relationships and
Related Transactions

        On June 18, 2002, we entered into a merger agreement with America First Apartment Investors, L.P., a Delaware limited partnership (the "Predecessor Partnership"). The merger became effective on January 1, 2003. Under the terms of the merger agreement, we issued 50,738 shares of our common stock to the general partner of the Predecessor Partnership in exchange for its general partner interest. These shares represent 1% of the total issued and outstanding shares of our common stock. The fair market value of these shares on the effective date of the merger was approximately $442,435. The general partner of the Predecessor Partnership is a wholly owned subsidiary of America First. Michael Yanney, the Chairman and a director of the Company, Lisa Y. Roskens, a director, President and Chief Executive Officer of the Company, George H. Krauss, a director of the Company, and Mark A. Hiatt, Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, are equity owners of America First. In addition, Messrs. Yanney and Krauss and Ms. Roskens are managers of America First and Messrs. Yanney and Hiatt and Ms. Roskens are executive officers of America First.

        We have entered into an Advisory Agreement with America First Apartment Advisory Corporation (the "Advisor"), which is a wholly-owned subsidiary of America First. Under the terms of the Advisory Agreement, the Advisor is responsible for our day-to-day operations and performs various administrative and other services for us, including consulting with respect to our real estate and other investments and policy decisions. The Advisor also provides us with our executive and administrative personnel. We pay the Advisor an administrative fee for the services it provides under the Advisory Agreement. This administrative fee is paid monthly and is equal to 0.60% per annum of the sum of (i) the original principal amount of certain tax exempt bonds that were issued to finance certain of our apartment properties that were acquired by our predecessors in foreclosure and (ii) the gross purchase price of any other apartment properties that we acquired in the merger or may purchase after the merger. However, the amount of the administrative fee we pay to the Advisor will be reduced to 0.50%

per annum of these amounts in excess of $250,000,000 for any calendar year in which we generate funds from operations less than $1.60 times the average number of shares of our common stock outstanding. Because we had only nominal assets until we completed the merger with the Predecessor Partnership, we did not pay any administrative fees to the Advisor in 2002. The Predecessor Partnership paid an administrative fee to its general partner that was calculated in a similar manner to the administrative fee we will pay to the Advisor. The amount of the administrative fees paid by the Predecessor Partnership to its general partner equaled $883,029, $883,029 and $782,902 during 2002, 2001 and 2000, respectively.

        The Advisor may also receive a separate fee in connection with the identification, evaluation and acquisition of additional multifamily apartment properties that we may acquire. This acquisition fee will be equal to 1.25% of the gross purchase price we pay for additional apartment properties, and will be payable at the closing of an acquisition. We did not acquire any additional apartment properties in 2002 and, accordingly, did not pay any acquisition fees to the Advisor during 2002. The Predecessor Partnership paid property acquisition fees to its general partner that were calculated in a similar manner to the property acquisition fees we will pay to the Advisor in the event we acquire additional apartment properties. The amount of the acquisition fees paid by the Predecessor Partnership to its general partner equaled $0, $0 and $227,645 during 2002, 2001 and 2000, respectively.

        The Advisory Agreement also requires that we reimburse the Advisor and its affiliates for certain out-of-pocket expenses that it incurs in connection with the carrying out of our business activities. These expenses include direct telephone and travel expenses, direct out-of-pocket fees, expenses and charges paid to third parties for rendering legal, auditing, accounting, bookkeeping, computer, printing and public relations services, expenses of preparing and distributing reports to our stockholders, an allocable portion of the salaries and fringe benefits of the employees of the Advisor and its affiliates, insurance premiums (including premiums for liability insurance which will cover the Advisor and its affiliates), the cost of compliance with all state and federal regulatory requirements, stock exchange or Nasdaq listing fees and charges and other payments to third parties for services rendered to us. We will not reimburse the Advisor for any items of general overhead, including, but not limited to, rent, utilities or the use of computers, office equipment or other capital items. In addition, we will not reimburse the Advisor or its affiliates for the salaries, fringe benefits or travel expenses of the officers of the Advisor who are also executive officers of America First or for any compensation paid to the Board of Managers of America First. The Predecessor Partnership reimbursed its general partner for similar expenses under the terms of its limited partnership agreement. The amounts reimbursed by the Predecessor Partnership to its general partner equaled $1,618,262, $970,913 and $1,071,480 during 2002, 2001 and 2002, respectively.

        The Predecessor Partnership had also retained another subsidiary of America First to provide on-site property management services for 15 multifamily properties owned by the Predecessor Partnership and paid total fees for these services equal to $1,000,971, $1,124,516 and $1,000,726 in 2002, 2001 and 2000, respectively. As a result of the merger with the Predecessor Partnership, we assumed each of these property management contracts. In addition, we may engage the property management subsidiary of America First to provide management services for additional properties in the future. Under the terms of the Advisory Agreement, the terms of any property management agreements between us and any affiliate of America First must provide for fees that do not exceed the fees that would be charged by independent parties in the same geographic location for similar management services.

Report of the Audit Committee

        The Audit Committee is currently comprised of George V. Janzen, John Miller and Steven W. Seline, each of which is an independent director of the Company as independence is defined under current Nasdaq listing standards, SEC rules and regulations and the Sarbanes-Oxley Act of 2002. The

Audit Committee operates under a written charter which is attached as Exhibit A to this Proxy Statement.

        The Company's management is responsible for the preparation of the Company's financial statements and for maintaining an adequate system of internal controls and processes for that purpose. KPMG LLP ("KPMG") acts as the Company's independent auditors and is responsible for conducting an independent audit of the Company's annual financial statements in accordance with generally accepted auditing standards and issuing a report on the results of its audit. The Audit Committee is responsible for providing independent, objective oversight of both of these processes.

        The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2002 with management of the Company and with representatives of KPMG. As a result of these discussions, the Audit Committee believes that the Company maintains an effective system of accounting controls that allow it to prepare financial statements that fairly present the Company's financial position and results of its operations. Our discussions with KPMG also included the matters required by Statement on Auditing Standard No. 61 (Communications with Audit Committees).

        In addition, the Audit Committee reviewed the independence of KPMG. We received written disclosures and a letter from KPMG regarding its independence as required by Independent Standards Board Standards No. 1 and discussed this information with KPMG.

        Based on the foregoing, the Audit Committee has recommended that the audited financial statements of the Company for the year ended December 31, 2002 be included in the Company's annual report on Form 10-K to be filed with the Securities and Exchange Commission.

                      George V. Janzen
                      John Miller
                      Steven W. Seline

Company Performance

        Our common stock did not begin public trading until January 2, 2003. As a result, there is no information relating to the trading price for our common stock for any period prior to that date.

RATIFICATION OF APPOINTMENT OF AUDITOR

        The Audit Committee has appointed KPMG LLP ("KPMG") to be our independent auditors for 2003. This appointment is being presented to the stockholders for ratification. In appointing KPMG to be our independent auditors, the Audit Committee considered whether the provision of services by KPMG described below under the headings "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining KPMG's independence from the Company and its management.

Audit Fees

        KPMG billed us for a total of $26,200 in fees for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2002, for the audit of our interim financial statements included in our Form S-4 registration statement filed with the SEC during 2002 and for the review of the financial statements included in our report on Form 10-Q filed with the SEC during that year.

Financial Information Systems Design and Implementation Fees

        KPMG did not perform any professional services for us during the year ended December 31, 2002, either directly or indirectly, in connection with the operation, or supervising the operation, of our information system or managing our local area network, or designing or implementing a hardware or software system that aggregates source data underlying our financial statements or that generates information that is significant to our financial statements taken as a whole. Accordingly, no fees were paid to KPMG during 2002 for these types of services.

All Other Fees

        KPMG did not bill fees to us for any other services rendered during the year ended December 31, 2002.

        The ratification of the appointment of our auditor requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Abstentions will have the same effect as a vote against ratification. Broker nonvotes will not be considered shares entitled to vote with respect to ratification of the appointment and will not be counted as votes for or against the ratification.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR AUDITORS FOR FISCAL 2003.

        Representatives of KPMG are expected to be present at the Annual Meeting and will be provided an opportunity to make a statement and to respond to appropriate inquiries from stockholders.

SUBMISSION OF STOCKHOLDER PROPOSALS

        Under our Bylaws, any stockholder may submit a proposal for presentation at the Annual Meeting, including nominations for directors, by delivering the proposal to our corporate secretary at our home office by no earlier than 90 days prior to the Annual Meeting and no later than 60 days prior to the Annual Meeting. The deadline for submitting stockholder proposals for the 2003 Annual meeting was March 22, 2003. No stockholder proposals were received for consideration at the Annual Meeting.

        Stockholders may also ask us to include proposals in the proxy materials that we send out in connection with our annual meetings, subject to the proxy rules adopted by the SEC. In order to be included in our Proxy Statement relating to the 2004 Annual Meeting, a stockholder proposal must be submitted to our corporate secretary at our home office by December 8, 2003.

OTHER MATTERS

        We do not intend to bring any matters before the Annual Meeting other than those disclosed in the Notice of Annual Meeting of Stockholders, and we do not know of any business which persons, other than the management, intend to present at the Annual Meeting. The enclosed proxy for the Annual Meeting confers discretionary authority on the Board of Directors to vote on any matter proposed by stockholders for consideration at the Annual Meeting.

        We will bear the cost of soliciting proxies for use by our Board of Directors at the Annual Meeting. To the extent necessary, proxies may be solicited by our directors, officers and employees in person, by telephone or through other forms of communication, but these persons will not receive any additional compensation for this solicitation. We will reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. We will supply banks, brokers, dealers and other custodian nominees and fiduciaries with proxy materials to enable them to send a copy of such materials by mail to each beneficial owner of shares of our common stock which they hold of record and will, upon request, reimburse them for their reasonable expenses in so doing.

        Our Annual Report on Form 10-K, as filed by the Company with the SEC, is being mailed, together with this Proxy Statement, to all stockholders entitled to vote at the Annual Meeting. We are also enclosing the annual report of the Predecessor Partnership. Neither the annual report on Form 10-K of the Company nor the annual report of the Predecessor Partnership is to be considered part of this proxy solicitation material.

        None of the information set forth in this Proxy Statement under the headings "Report of the Compensation Committee on Executive Compensation," "Report of the Audit Committee" or "Company Performance" is deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "1934 Act"), and this information will not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

By Order of the Board of Directors
Mark A. Hiatt, Secretary
Omaha, Nebraska April 7, 2003

EXHIBIT A

AMERICA FIRST APARTMENT INVESTORS, INC.

CHARTER OF THE AUDIT COMMITTEE

I.    Audit Committee Purpose

        1.    The Audit Committee (the "Committee") is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

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  Monitor the integrity of the financial statements of America First Apartment Investors, Inc. (the "Company"),

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  Monitor the independence and performance of the Company's internal and external auditors, and

  •
  Monitor the compliance of the Company with legal and regulatory requirements.

        2.    The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to the Company's independent auditors, officers and other employees. The Audit Committee is authorized to retain, at the Company's expense, such special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or, consultants to, the Audit Committee. The Audit Committee may also meet with the Company's investment bankers or financial analysts who follow the Company.

        3.    The Audit Committee shall have the responsibilities and powers set forth in this Charter. However, it is the duty of management of the Company to prepare its financial statements in accordance with generally accepted accounting principals ("GAAP") and it is the responsibility of the Company's independent auditors to plan and conduct the audits of the Company's financial statements in accordance with generally accepted auditing practices. It is not the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Code of Conduct.

II.    Composition of the Audit Committee

        1.    The Audit Committee shall be comprised of three or more Directors as appointed by the Board of Directors.

        2.    Each member of the Audit Committee shall meet the experience and independence requirements established from time to time by the Securities Exchange Commission (the "SEC"), the Nasdaq Stock Market, or any corresponding rules of any exchange on which securities of the Company are listed for trading.

        3.    No member of the Audit Committee may:

          (a)  be a current employee of the Company or been employed by the Company during the three years preceding appointment to the Audit Committee or an immediate family member of anyone who is a current employee of the Company or been employed by the Company during the three years;

          (b)  be a former partner or employee of the Company's independent auditing firm who worked on the Company's audit engagement;

          (c)  beneficially own or otherwise control any membership interest in America First Companies L.L.C. or more than 20% (or such lower number as may be established by the SEC from time to time) of the outstanding securities of the Company:

          (d)  accept any payment of any nature from the Company other than compensation paid solely for board services;

          (e)  have any family member who receives payments from the Company in excess of $60,000 per annum;

          (f)    be a partner, controlling shareholder or executive officer of any organization (including any charitable organization) to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the securities of the Company) that exceed 5% of the Company's or such organization's consolidated gross revenues, or $200,000, whichever is more, in the current or any of the past three years; or

          (g)  be an executive officer of any other entity of which any executive officer of the Company serves on the compensation committee.

        4.    All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of appointment.

        5.    The Audit Committee shall include at least one member who qualifies as a "financial expert" as defined by the rules of the SEC from time to time. In determining whether a member of the Audit Committee is a financial expert, the Board shall consider whether the person has, through education and experience as a public accountant or auditor or a principal financial officer, comptroller, or principal accounting officer or similar position, (1) an understanding of GAAP, (2) experience in the preparation or auditing of financial statements and in the application of GAAP in connection with accounting for estimates, accrual and reserves, (3) experience with internal accounting controls, and (4) an understanding of audit committee functions.

        6.    Each member of the Audit Committee shall comply with all rules relating to continuing education that may be adopted from time to time by the Nasdaq Stock Market or any corresponding rules of any exchange on which securities of the Company are listed for trading.

III.  Meeting Procedures

        1.    The Audit Committee shall appoint a Chairperson from among its members who shall preside over all meetings of the Audit Committee. If the Audit Committee Chairperson is unable to attend any meeting, the other members of the Audit Committee may designate a temporary Chairperson by majority vote of the members in attendance.

        2.    Meetings of the Audit Committee shall be called by the Chairperson of the Audit Committee.

        3.    A quorum of the Audit Committee shall be required for the conduct of any business at a meeting of the Audit Committee. A majority of the total members of the Audit Committee present in person, including via videoconferencing or teleconferencing, shall be a quorum for all purposes of the Audit Committee. Actions of the Audit Committee shall require the affirmative vote of a majority of the members attending a duly constituted meeting of the Audit Committee.

        4.    A written record of all meetings of the Audit Committee shall be made and maintained with the minutes of the Company. The results of all meetings of the Audit Committee shall be reported to the Board of Managers.

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IV.  Responsibilities and Duties

A.    Review of Financial Statements

        1.    The Audit Committee will review the Company's annual audited financial statements prior to filing thereof with the SEC or distribution to security holders or other third parties. Based on its review of the audited financial statements, the Audit Committee shall determine whether or not to recommend to the Board that such financial statements be included in annual reports filed with the SEC. The Audit Committee shall prepare its report on the annual audited financial statements required to be filed with the SEC as part of any SEC report.

        2.    The Audit Committee will review the Company's quarterly unaudited financial statements prior to filing thereof with the SEC or distribution to security holders or other third parties.

        3.    The Audit Committee will review, prior to filing with the SEC, any disclosure of additional information concerning material changes in the financial conditions or operations of the Company which are required to be made on a rapid and current basis on form 8K under Section 13(l) of the Securities Exchange Act of 1934.

        4.    In connection with its reviews of Company financial statements, the Audit Committee shall:

          a.    undertake appropriate discussions with management and independent auditors of major issues regarding accounting and auditing principles, practices, and judgments, including a review of (1) critical accounting policies and practices used by the Company, (2) the effects of alternative GAAP methods on the Company's financial statements, (3) all material corrective adjustments that were identified by the independent auditors, and (4) any transactions as to which management obtained a Statement on Auditing Standards ("SAS") No. 50 letter;

          b.    review the results of each audit report with respect to annual financial statements and the results of the independent auditor's SAS 71 review of the quarterly unaudited financial statements;

          c.    discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with the Statement on Auditing Standards SAS No. 61, as it may be modified or supplemented;

          d.    review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements;

          e.    review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

            1.    Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management;

            2.    Any changes to the planned scope of the audit;

          f.      review significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures;

          g.    review with management the independent auditor's report assessing the effectiveness of the Company's internal control structure and procedures for financial reporting;

          h.    review significant findings prepared by the independent auditors, and other material correspondence between the independent auditors and management, together with management's responses;

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          i.      review any major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management;

          j.      review with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies; and

          k.    Discuss with the national office of the independent auditors any issues on which it was consulted by the independent auditor.

        5.    The Audit Committee shall meet with the independent auditors and financial management of the Company to review the proposed audit of the Company's financial statements, including the scope, staffing, locations, timing, deliverables, and the general audit approach. The scope of any audit shall include a requirement that the independent auditors inform the Audit Committee of any significant changes in the independent accountant's original audit approach.

        6.    The Audit Committee should meet privately in executive session at least quarterly with management, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed.

B.    Independent Auditors

        1.    The Company's independent auditors will report directly to the Audit Committee and shall be accountable to the Audit Committee. The Audit Committee has the sole authority to hire and fire the Company's independent auditors and is responsible for the oversight of the performance of their duties.

        2.    The Audit Committee shall approve in advance the retention of, and all fees to be paid to, the Company's independent auditors. The rendering of any auditing services (which may include providing comfort letters in connection with securities offerings or statutory audits required for state regulatory purposes) and all non-auditing services by the Company's independent auditing firm must be approved in advance by the Audit Committee, except for de minimus services described in Section 10A of the Securities Exchange Act of 1934 and the SEC rules issued thereunder. The Auditing Committee shall not approve any non-auditing services of the type prohibited by Section 10A(g) of the Securities Exchange Act of 1934 being provided by its independent auditing firm contemporaneously with the provision of audit services. The provision of allowable non-audit services, and the fees paid in connection therewith, will be disclosed in periodic reports filed with the SEC.

        3.    The Audit Committee shall be responsible for ensuring the independence of the Company's independent auditors. In connection therewith, the Audit Committee shall, on an annual basis, obtain a formal statement delineating all relationships between the independent auditors and the Company as required by Independence Standards Board ("ISB") Standard No. 1, as may be modified or supplemented, and will review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditor's independence. No accounting firm may perform an audit of the Company's financial statements if the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Comptroller or person serving in a similar capacity for the Company was employed by such accounting firm. No former employee of the independent auditor who worked on the Company's account shall be hired by the Company without the prior approval of the Audit Committee.

        4.    The Audit Committee shall also review and evaluate the performance and effectiveness of the Company's independent auditors, including the independent auditors' judgments about the quality, appropriateness and accuracy of the Company's accounting principles as applied in its financial reporting. As part of its review of the Company's independent auditors, the Audit Committee shall consider results of the independent accountant's last peer review, litigation status, and disciplinary actions, if any. As long as Company financial statements include those of one or more Public

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Partnerships, the Audit Committee shall confirm on at least an annual basis, that the Company's independent auditing firm is duly registered with the Public Company Accounting Oversight Board.

        5.    The Audit Committee shall review the experience and qualifications of the senior members of the independent auditors and the quality control procedures of the independent auditors. The Audit Committee will monitor the required rotation of the lead audit partner and reviewing partner for the Company's account to assure that the five-year rotation schedule is maintained. The Audit Committee may also consider the periodic replacement of its independent audit firm.

C.    Internal Audit Function

        The Company's internal audit function is accountable to the Audit Committee. The Audit Committee shall review and approve the annual internal audit plan and review the significant reports to management prepared by the internal auditing function and management's responses thereto.

D.    Related Party Transactions

        1.    The Audit Committee shall periodically review policies and procedures with respect to executives' and other appropriate personnel's expense accounts and perquisites, including their use of Company assets.

        2.    The Audit Committee will review and approve all related party transactions involving the Company.

E.    Legal and Regulatory Compliance

        1.    The Audit Committee shall, on at least an annual basis, review with the Company's counsel any legal or regulatory matters that could have a significant impact on the Company's financial statements and its compliance with applicable laws, regulations and inquiries received from regulators or governmental agencies.

        2.    The Audit Committee shall review and recommend action relating to any report from the Company's independent auditor made pursuant to Section 10A of the Securities Exchange Act of 1934 of illegal acts which it believes are likely to have occurred and which would have an effect on the Company's financial statements, including any contingent monetary effects, such as fines, penalties and damages.

        3.    The Audit Committee shall establish, review and update periodically a Code of Ethical Conduct, which shall include a specific code for senior financial officers complying with the rules of the SEC, and ensure that management has established a system to enforce this Code and report such to the Board. Any waivers of the Code of Conduct must be approved by the Audit Committee.

        4.    The Audit Committee shall maintain procedures for the receipt, retention and treatment of employee complaints regarding accounting, internal accounting controls and auditing matters, and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. These procedures shall be effectively communicated to Company employees.

        5.    The Audit Committee shall also perform any other activities consistent with this Charter and the limited partnership agreements of the Public Partnerships, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

        6.    The Audit Committee shall review and reassess the adequacy of this Charter at least annually for compliance with the relevant rules and regulations of the SEC, the Nasdaq Stock Market or any exchange on which securities of the Company are listed for trading.

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REVOCABLE PROXY
AMERICA FIRST APARTMENT INVESTORS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICA FIRST APARTMENT INVESTORS, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, MAY 21, 2003 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby authorizes the Board of Directors of America First Apartment Investors, Inc. (the "Company"), or any successors in their respective positions, as proxy, with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Embassy Suites Hotel, 555 South 10th Street, Omaha, Nebraska on Wednesday, May 21, 2003, at 9:00 a.m., Central Daylight Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the instructions below and on the reverse hereof.

  1.
  ELECTION OF DIRECTORS.
☐	FOR the nominees listed below for the term to expire in 2006 (except as marked to the contrary below)
☐	WITHHOLD AUTHORITY to vote for all nominees listed below
NOMINEES: Michael B. Yanney Gregor Medinger
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "FOR" but cross out such nominee's name.)
  2.
  AUDITORS. Ratification of the appointment of KPMG LLP as independent auditors for fiscal 2003.
☐	FOR	☐	AGAINST	☐	ABSTAIN

        3.    To vote, in its discretion, upon any other business that may properly come before the Annual Meeting or any adjournment thereof. Management is not aware of any other matters which should come before the Annual Meeting.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF EACH OF THE LISTED NOMINEES FOR DIRECTOR AND FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

(continued and to be signed on the reverse hereof).

        This proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Secretary of the Company. Should the undersigned be present and want to vote in person at the Annual Meeting, or at any adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of the Company on a form provided at the meeting. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of the Company called for May 21, 2003 and the Proxy Statement for the Annual Meeting prior to the signing of this proxy.

Dated: , 2003.
(Signature)
(Signature if held jointly)

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS MAY 21, 2003
ELECTION OF DIRECTORS
RATIFICATION OF APPOINTMENT OF AUDITOR
SUBMISSION OF STOCKHOLDER PROPOSALS
OTHER MATTERS
AMERICA FIRST APARTMENT INVESTORS, INC. CHARTER OF THE AUDIT COMMITTEE